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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  September 1, 1999


                          VALASSIS COMMUNICATIONS, INC.
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                           1-10991              38-2760940
----------------                --------------------      ------------
(State or other               (Commission File Number)    (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


19975 Victor Parkway, Livonia, Michigan                                48152
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(Address of principal executive offices)                             (Zip code)


(Registrant's telephone number, including area code)       734-591-3000
                                                           ------------
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Item 5.  Other Events.

     On September 1, 1999, the Board of Directors of Valassis Communications, Inc. adopted a Stockholder Rights Agreement. Pursuant to General Instruction F to this Form, the press release of the company dated September 2, 1999 is hereby incorporated by reference and attached as an exhibit to this Form.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

     (1)  Press Release of Valassis Communications, Inc. dated September 2,
          1999.


SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VALASSIS COMMUNICATIONS, INC.



Date:  September 17, 1999               /s/ Robert L. Recchia
                                        ---------------------
                                        Name:   Robert L. Recchia
                                        Title:  Chief Financial Officer
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION                                         PAGE NO.
-------          -----------                                         --------


 1               Press Release dated September 2, 1999                   1